UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

ASTRONOVA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AstroNova, Inc.

600 East Greenwich Avenue

West Warwick, Rhode Island 02893

ADDITIONAL INFORMATION REGARDING

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 2, 2020

The following Notice of Change of Location relates to the proxy materials filed by AstroNova, Inc. (the “Company”) with the Securities and Exchange Commission on April 28, 2020 and furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, June 2, 2020, beginning at 10:00 a.m. This supplement is being filed with the Securities and Exchange Commission and made available to shareholders on or about May 15, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY MATERIALS PREVIOUSLY PROVIDED.

AstroNova, Inc.

600 East Greenwich Avenue

West Warwick, Rhode Island 02893

NOTICE OF CHANGE TO LOCATION OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 2, 2020

To the Shareholders of AstroNova, Inc.:

As was described in the proxy materials for its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) filed with the Securities and Exchange Commission on April 28, 2020, AstroNova, Inc. (the “Company”) has been closely monitoring the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic and recommendations and orders from federal, state and local governmental authorities. Due to the continued threat of COVID-19 and the protocols and orders relating thereto currently in place, and in the interest of the health and wellbeing of its shareholders and management, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting has been changed and the Annual Meeting will now be held by means of a virtual format only. The date and time of the meeting, Tuesday, June 2, 2020 at 10:00 a.m. ET, as disclosed in the proxy materials for the Annual Meeting, has not changed. You will not be able to attend the Annual Meeting physically.

As described in the proxy materials for the Annual Meeting, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on April 3, 2020, the record date for the Annual Meeting, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. In order to attend the Annual Meeting online, you must register at www.proxydocs.com/ALOT and enter the control number found on your proxy card, voting instruction form or notice that you previously received. Registration for the meeting closes at 5:00 p.m. ET on May 29, 2020. Once you have registered, a confirmation email will be sent to you, followed by a second confirmation email on the morning of the Annual Meeting with instructions on joining the Annual Meeting. Online access to the Annual Meeting will open at 9:45 a.m. ET on June 2, 2020. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting using the online platform.

Whether or not you plan to attend the Annual Meeting, the Company urges you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

By Order of the Board of Directors

Peter M. Rosenblum
Secretary
May 15, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 2, 2020.

The Company’s Proxy Statement, form of proxy card, and Annual Report are available for viewing, printing and downloading at: http://www.proxydocs.com/ALOT

This website does not use “cookies” to track or identify visitors

Contact:

Scott Solomon

Senior Vice President

Sharon Merrill Associates

(617) 542-5300

ALOT@investorrelations.com

AstroNova Announces Change of Location of Annual Meeting of Shareholders to Be Held June 2, 2020

West Warwick, R.I. – May 15, 2020 – AstroNova, Inc. (NASDAQ: ALOT), a global leader in data visualization technologies, today announced that its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) will now be held by means of a virtual format only due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic and related recommendations and orders from federal, state and local governmental authorities.

The date and time of the meeting, June 2, 2020 at 10:00 a.m. ET, as disclosed in AstroNova’s proxy statement for the meeting, has not changed. Shareholders will not be able to attend the 2020 Annual Meeting in person.

As described in the previously distributed proxy materials for the 2020 Annual Meeting, you are entitled to participate in the meeting if you were a shareholder as of the close of business on April 3, 2020, the record date, or hold a legal proxy for the meeting provided by their broker, bank or other agent. The virtual format of the 2020 Annual Meeting will provide shareholders with the same rights and opportunities to participate as they would have at an in-person meeting.

Whether or not you plan to attend the 2020 Annual Meeting, you are encouraged to vote your shares prior to the meeting by one of the methods described in the proxy materials for the meeting. If you have already voted, you do not need to vote again.

Attending the Virtual Meeting

In order to attend the meeting, shareholders must access www.proxydocs.com/ALOT and enter the control number on the proxy card, notice or voting instruction form previously received, and complete the registration page no later than 5:00 p.m. ET on May 29, 2020. A confirmation email will be sent, followed by a second confirmation email on the morning of the 2020 Annual Meeting with instructions on joining the virtual meeting. Online access to the meeting will open at 9:45 a.m. ET on June 2, 2020. Shareholders may ask questions during the meeting using the online platform. Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.

Voting Shares at the Virtual Meeting

If you have not voted your shares prior to the 2020 Annual Meeting, you will be able to vote your shares electronically at the 2020 Annual Meeting, or revoke or change a previously submitted vote, by clicking “Vote Now” on the meeting website. Whether or not you plan to attend the 2020 Annual Meeting, you are encouraged to vote your shares prior to the meeting by one of the methods described in the proxy materials you previously received.

The proxy materials you previously received may continue to be used to vote your shares in connection with the 2020 Annual Meeting. The previously distributed proxy materials will not be updated to reflect the change to a virtual format. If you have already voted, you do not need to vote again.

About AstroNova

AstroNova, Inc. (NASDAQ: ALOT), a global leader in data visualization technologies since 1969, designs, manufactures, distributes, and services a broad range of products that acquire, store, analyze, and present data in multiple formats.

The Product Identification segment offers a complete line-up of labeling hardware and supplies allowing customers to mark, track, and enhance the appearance of their products. The segment is comprised of three business units: QuickLabel®, the industry leader in tabletop digital color label printing; TrojanLabel®, an innovative leader for professional label presses; and GetLabels™, the premier supplier of label materials, inks, toners, ribbons, and adhesives, all compatible with the major printer brands. Supported by AstroNova’s customer application experts and technology leadership in printing, material science, and high-speed data processing, customers benefit from an optimized, “total solution” approach.

The Test and Measurement segment includes the AstroNova Aerospace business unit, which designs and manufactures flight deck printers, networking hardware, and related accessories serving the world’s aerospace and defense industries with proven advanced airborne technology solutions for the cockpit and the cabin; and the Test and Measurement business unit, which offers a suite of products and services that acquire, record, and analyze electronic signal data from local and networked sensors.

AstroNova is a member of the Russell 3000® Index, the Russell 2000® Index, the Russell Microcap® Index, and the LD Micro Index (INDEXNYSEGIS: LDMICRO). Additional information is available by visiting www.astronovainc.com.

Forward-Looking Statements

Information included in this news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but rather reflect AstroNova’s current expectations concerning future events and results. These statements may include the use of the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “continues,” “may,” “will,” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning the holding of AstroNova’s 2020 Annual Meeting of Shareholders, involve risks, uncertainties and other factors, some of which are beyond AstroNova’s control, which may cause its actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, those factors set forth in AstroNova’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020 and subsequent filings AstroNova makes with the Securities and Exchange Commission. AstroNova undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The reader is cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this news release.

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